UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2005

ORTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27368	11-3068704
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Broadway, New York, New York (Address of principal executive offices )		10032 (Zip Code)

Registrant's telephone number, including area code: (212) 740-6999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

As reported in our report on form 8-K filed October 14, 2005, on October 12, 2005, we entered into definitive common stock purchase agreements for $3,300,591 in connection with a private placement in which we agreed to issue common stock at a purchase price of $0.25 per share. As we also reported in our October 14, 2005 report on Form 8-K, on October 12, 2005 we received gross proceeds of $2,649,541 in such private placement for which we are issuing 10,598,164 shares and in addition each purchaser will receive our Series F common stock purchase warrants to purchase 50% of the number of common shares purchased in such private placement. The Series F warrants are exercisable at $0.50 per share. Pursuant to the terms of the Common Stock Purchase Agreements, we had the right to enter into subsequent closings on this private placement prior to the close of business on October 31, 2005.

On October 31, 2005 we received additional gross proceeds in this private placement of $998,150, for which we will issue 3,992,600 shares of our common stock and Series F warrants to purchase 1,996,300 shares of our common stock at $0.50 per share. Burnham Hill Partners, a division of Pali Capital (“BHP”), our placement agent, received a cash fee equal to 10% of the gross proceeds we received on October 31, 2005. BHP will also receive warrants to purchase so many shares of our common stock at an exercise price of $0.30 per common share, equal to 10% of the shares of our common stock and shares of our common stock issuable upon conversion of our Series D preferred stock, which we sold on October 31, 2005.

As a result of our receipt of such $2,649,541 in our October 12, 2005 private placement, $3,486,000 of our then outstanding promissory notes, plus interest accrued thereon, were by their terms converted to 17,205,421 shares of our common stock and Series F warrants to purchase an additional 9,299,910 shares of our common stock. Thus, for the aggregate of $3,647,691 we received from our private placements on October 12, 2005 and October 31, 2005, and as a result of the conversion of $3,486,000 of our outstanding promissory notes, plus interest accrued thereon, we are issuing to the purchasers in the private placements and to the note holders an aggregate of 31,796,185 shares of our common stock and Series F warrants to purchase an additional 16,595,292 shares of our common stock.

Also, as a result of such private placements and sales of our promissory notes, pursuant to our agreement with BHP, the exercise price of placement agent warrants held by BHP and its designees to purchase an aggregate of 2,746,376 shares of our common stock is being reduced from $0.95 per share to $0.35 per share.

Purchasers in our private placement, both those who purchased on October 12, 2005 and on October 31, 2005, have the right for a period which ends on the earlier of six months after their purchase of our common stock and our Series F warrants, or upon our announcement of a transaction in which we will issue at least 20,000,000 shares of our common stock (a “Material Transaction”), to participate in any equity financing by us in connection with or relating to such Material Transaction, so that each purchaser can maintain its percentage ownership of our common stock as of the date immediately prior to the date of such equity financing.

The exercise prices of our Series F warrants issued to the purchasers in our private placements on October 12, 2005 and on October 31, 2005, and to the note holders, will be adjusted if during the earlier of the six-month period after the date of issuance of the Series F warrants, or when we announce a Material Transaction, and

(a)

we sell our equity securities in a financing at a price equal to or greater than $0.25 per share, the exercise price of our Series F warrants held by such persons will be reduced (but not increased beyond the current $0.50 per share exercise price of our Series F warrants) to the exercise price of the warrants issued in such equity financing, or

(b)

we sell our equity securities in a financing for less than $0.25 per share, the exercise price of our Series F warrants held by such persons will be reduced to the price per share for which we sell our equity securities in such financing.

Our obligations described in our October 14, 2005 report on form 8-K to register the shares of our common stock and the shares of our common stock issuable upon exercise of our Series F warrants, and the cash liquidated damages we have to pay if we default in meeting those obligations, are equally applicable for the shares of our common stock and our Series F warrants which we sold on October 31, 2005. Our October 14, 2005 report on Form 8-K also more fully describes our agreements with BHP. The purchasers in our October 31, 2005 private placement also have the same right as described in our October 14, 2005 report on Form 8-K to receive our Series D convertible preferred shares instead of shares of our common stock.

Our October 14, 2005 report on Form 8-K also described which persons who purchased our securities on October 12, 2005, had the right to have the exercise prices of our Series E warrants held by them reduced from $1.80 and $1.50 per share to $0.001 per share. Pursuant to such rights the exercise prices of our outstanding Series E warrants to purchase an aggregate of 5,804,255 shares were reduced to $0.001 per share.

The sale of our common stock and our Series F warrants on October 31, 2005 is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”) pursuant to the provisions of Regulation D promulgated under the Act, since all the purchasers were accredited investors, as that term is defined in Rule 501 in Regulation D.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description

	4.1	Form of Series F Warrant. (Incorporated by reference to Exhibit 4.2 of Form 8-K dated October 12, 2005, filed with the Commission on October 14, 2005, Commission File No. 0-27368)
4.2

Letter Agreement defining the conditions to reduce the exercise price of the Series E Warrants. (Incorporated by reference to Exhibit 4.3 of Form 8-K dated October 12, 2005, filed with the Commission on October 14, 2005, Commission File No. 0-27368)

10.1	Form of Common Stock Purchase Agreement. (Incorporated by reference to Exhibit 10.1 of Form 8-K dated October 12, 2005, filed with the Commission on October 14, 2005, Commission File No. 0-27368)
10.2	Form of Registration Rights Agreement. (Incorporated by reference to Exhibit 10.2 of Form 8-K dated October 12, 2005, filed with the Commission on October 14, 2005, Commission File No. 0-27368)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2005

ORTEC INTERNATIONAL, INC.

By: /s/ Alan W. Schoenbart

Alan W. Schoenbart

Chief Financial Officer